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                                 EXHIBIT 10.56
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MYWEB INC.COM (MYWB)
TECNOCHANNEL TECHNOLOGIES SDN. BHD. (425318-M)
Block G Unit G606, Phileo Damansara 1.
No. 9 Jalan 16/11, Off Jalan Damansara,
46350 Petaling Jaya.
Tel: 03-460 9282 - Fax: 03-460 9272
Website: www.myweb.com.my


                               SERVICE AGREEMENT
BETWEEN:

TECNOCHANNEL TECHNOLOGIES SDN BHD
Block G Unit G G605 / 606
Phileo Damansara 1
No 9 Jalan 16/11
Off Jalan Damansara
46350 Petaling Jaya

hereinafter referred as "TecnoChannel"

AND

CORPCOM SERVICES SDN BHD (340200-A)
179, Jalan Dato'Sulaiman 4
Taman Tun Dr. Ismail
60000 Kuala Lumpur

hereinafter referred to as "Corpcom"

WHEREAS

The parties hereby agree that TecnoChannel shall be appointed by Corpcom to develop and maintain the website on the Internet located at www.mom4mom.com ("the Website").

WHEREBY THE PARTIES AGREE as follows:-

1.       TERM OF AGREEMENT

         The term of this agreement shall commence on November 25, 1999 for the period of 6 (six) months. This Agreement shall be deemed to continue to be in force on a yearly basis unless either party gives to the party not less than 20 days notice of termination in writing.

2.       CONDITION PRECEDENT

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         TecnoChannel hereby represents to have obtained and to be in possession of all Government approvals, licenses and permits required for TecnoChannel to carry out its functions and obligations as set forth in this Agreement and that the said licenses and approvals continue to be existing and valid during the continuance of this Agreement.

3.       SERVICE OBLIGATIONS BY TECNOCHANNEL
         TecnoChannel shall:

         a. create and ensure that the Website is updated from time to time with the latest information and contribution from M4M in respect of the website content;

         b. record and administer all responses from the readers and customers, which will form a database ("the Members Database"). The ownership and copyright of the Members Database shall belong jointly to CORPCOM and TECNOCHANNEL;

         c. furnish to Corpcom the Members Database whenever requested by Corpcom.

         d. Corpcom shall have full copyright of the website and its domain name. (www.mom4mom.com)

4.       SERVICE OBLIGATION BY CORPCOM
         Corpcom shall:

         a. Allow a MyWeb banner space to appear on a number of pages in the website that is mutually agreed by both parties.

         b. Incorporate the website into their Advertising and Promotion campaign.

         c. Contribute articles from the website as content for the MyWeb portal website at an interval mutually agreed by both parties ([***] articles per week).

5.       PRICE

         a. The total cost of the development and of updating the website will be [***] TecnoChannel.



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        b.       In return for the development, hosting and maintenance of the website, Corpcom will provide to Technochannel, articles to be used as content for MyWeb at an interval mutually agreed by both parties ([***] articles per week). Corpcom still retains full copyright over the articles.

6.      AGENT/REPRESENTATIVE

        It is specifically understood and agreed that this Agreement does not constitute TecnoChannel as the agent or legal representative of the Corpcom for any purpose whatsoever. Accordingly, TecnoChannel has no authority to assume or to create any obligation on behalf of or in the name of the Website (www.mom4mom.com).

7.      TERMINATION

        Either parties may terminate this Agreement by giving the other party 20 days notice in writing.

8.      NON-ASSIGNABILITY

        TecnoChannel shall not assign or sub-contract any rights or obligations under this Agreement in whole or in part to any third party without prior consent from Corpcom.

9.      BINDING ON SUCCESSORS

        This Agreement shall be binding on the successors in title and the permitted assigns of the Parties hereto.


In witness whereof the parties hereto set their hands the day and above written.



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Signed by: /s/
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Company's chop:  Corpcom Services Sdn. Bhd.
                   (Company No. 340200-A)
                 179, Jalan Dato Sulaiman 4
                       P.O. Box 3031
                    Taman Tun Dr. Ismail
                     60000 Kuala Lumpur
                         Malaysia
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In presence of:
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Signed by: /s/
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For and behalf of: TECNOCHANNEL TECHNOLOGIES SDN BHD
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Company's chop:  TecnoChannel Tecnologies Sdn Bhd
                      (Company No. 426318-M)
                         Block G Unit G606
                         Phileo Damansara 1
                         No. 9 Jalan 16/11
                        Off Jalan Damansara
                        46350 Petaling Jaya
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In the presence of:  /s/ SHOBANA DEV. A/P LAYANDRAN
                   ---------------------------------
                   (SHOBANA DEV. A/P LAYANDRAN)